ZIONS BANCORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                                                    Three Months Ended
                                                               -------------------------------------------------------------
(In thousands, except per share amounts)                       March 31,   December 31, September 30,  June 30,    March 31,
                                                                 2002         2001         2001         2001         2001
                                                               ---------    ---------    ---------    ---------    ---------
Interest income:
   Interest and fees on loans ..............................   $ 305,705    $ 309,675    $ 329,761    $ 331,947    $ 321,572
   Interest on loans held for sale .........................       2,736        3,933        2,905        3,158        3,084
   Lease financing .........................................       5,668        5,970        5,918        5,897        5,020
   Interest on money market investments ....................       3,686        4,846        8,400       11,451       10,214
   Interest on securities:
      Held to maturity - taxable ...........................         798          836          744          796          985
      Held to maturity - nontaxable ........................        --           --           --           --           --
      Available for sale - taxable .........................      34,628       38,997       40,347       40,904       48,976
      Available for sale - nontaxable ......................       6,342        6,453        6,137        6,059        6,064
      Trading account ......................................       5,434        5,682        7,026        7,197       10,998
                                                               ---------    ---------    ---------    ---------    ---------
         Total interest income .............................     364,997      376,392      401,238      407,409      406,913
                                                               ---------    ---------    ---------    ---------    ---------

Interest expense:
   Interest on savings and money market deposits ...........      38,455       45,805       59,842       68,868       77,055
   Interest on time and foreign deposits ...................      33,390       41,690       46,609       52,883       46,530
   Interest on borrowed funds ..............................      36,937       37,076       47,674       50,640       67,491
                                                               ---------    ---------    ---------    ---------    ---------
         Total interest expense ............................     108,782      124,571      154,125      172,391      191,076
                                                               ---------    ---------    ---------    ---------    ---------

         Net interest income ...............................     256,215      251,821      247,113      235,018      215,837
Provision for loan losses ..................................      18,090       26,714       21,470       12,235       12,772
                                                               ---------    ---------    ---------    ---------    ---------
         Net interest income after provision for loan losses     238,125      225,107      225,643      222,783      203,065
                                                               ---------    ---------    ---------    ---------    ---------

Noninterest income:
   Service charges on deposit accounts .....................      28,420       27,812       25,762       25,379       22,080
   Loan sales and servicing income .........................       6,926       31,599       23,383       22,177       19,595
   Other service charges, commissions and fees .............      21,190       22,135       19,341       19,358       17,534
   Trust income ............................................       4,413        4,710        4,158        4,655        4,775
   Income from securities conduit ..........................       4,139        3,672        4,542        3,320          728
   Underwriting, trading and nonhedge derivative income ....      15,435        5,335        7,892        6,867       14,042
   Equity securities gains (losses), net ...................         621       (2,920)      10,267        2,038       27,854
   Fixed income securities gains (losses), net .............          43          159          158          278       (4,376)
   Other ...................................................      14,611       12,405       13,041       10,002        9,628
                                                               ---------    ---------    ---------    ---------    ---------
         Total noninterest income ..........................      95,798      104,907      108,544       94,074      111,860
                                                               ---------    ---------    ---------    ---------    ---------

Noninterest expense:
   Salaries and employee benefits ..........................     117,474      113,169      114,279      106,887      107,115
   Occupancy, net ..........................................      16,853       17,312       16,434       15,776       14,567
   Furniture and equipment .................................      16,362       16,413       15,822       14,650       14,256
   Other real estate expense ...............................         701          823        1,149          222          182
   Legal and professional services .........................       6,652        8,086       10,004        6,320        7,615
   Supplies ................................................       3,749        3,850        3,909        4,086        2,919
   Postage .................................................       3,460        3,425        3,299        3,269        3,108
   Advertising .............................................       5,864        5,502        5,035        6,378        5,869
   Merger-related expense ..................................        --          1,175        4,345          734        2,537
   FDIC premiums ...........................................         787          808          825          830          735
   Amortization of goodwill ................................        --          8,809        9,031        8,903        7,142
   Amortization of core deposit and other intangibles ......       4,571        5,087        4,686        3,253        2,566
   Other ...................................................      35,934       38,328       34,616       34,783       34,879
                                                               ---------    ---------    ---------    ---------    ---------
         Total noninterest expense .........................     212,407      222,787      223,434      206,091      203,490
                                                               ---------    ---------    ---------    ---------    ---------
         Income before income taxes ........................     121,516      107,227      110,753      110,766      111,435
Income taxes ...............................................      42,035       36,501       41,207       38,954       41,138
                                                               ---------    ---------    ---------    ---------    ---------
         Income before minority interest and cumulative
           effect of change in accounting principle ........      79,481       70,726       69,546       71,812       70,297
Minority interest ..........................................        (150)      (1,160)      (3,251)      (1,783)      (1,604)
                                                               ---------    ---------    ---------    ---------    ---------
         Income before cumulative effect of change
           in accounting principle .........................      79,631       71,886       72,797       73,595       71,901
Cumulative effect of change in accounting principle,
  adoption of FASB Statement No. 133, net of
  income tax benefit of $4,521 .............................        --           --           --           --         (7,159)
                                                               ---------    ---------    ---------    ---------    ---------
         Net income ........................................   $  79,631    $  71,886    $  72,797    $  73,595    $  64,742
                                                               =========    =========    =========    =========    =========

         Income before cumulative effect, as adjusted ......   $  79,631    $  80,440    $  81,549    $  82,250    $  78,996
                                                               =========    =========    =========    =========    =========

         Net income, as adjusted ...........................   $  79,631    $  80,440    $  81,549    $  82,250    $  71,837
                                                               =========    =========    =========    =========    =========

ZIONS BANCORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (Continued)
(Unaudited)

                                                                                    Three Months Ended
                                                               -------------------------------------------------------------
(In thousands, except per share amounts)                       March 31,   December 31, September 30,  June 30,    March 31,
                                                                 2002         2001         2001         2001         2001
                                                               ---------    ---------    ---------    ---------    ---------
Weighted average shares outstanding during
  the period:
         Basic shares ......................................      92,055       92,036       92,306       92,165       88,247
         Diluted shares ....................................      92,814       92,685       93,509       93,210       89,495

Net income per common share:
   Basic:
      Income before cumulative effect of change in
        accounting principle ...............................   $    0.87    $    0.78    $    0.79    $    0.80    $    0.81
      Add back - goodwill amortization net of income
        tax benefit ........................................        --           0.09         0.09         0.09         0.08
                                                               ---------    ---------    ---------    ---------    ---------
      Income before cumulative effect of change
        in accounting principle, as adjusted ...............        0.87         0.87         0.88         0.89         0.89
      Cumulative effect of change in accounting principle,
        adoption of FASB Statement No. 133 .................        --           --           --           --          (0.08)
                                                               ---------    ---------    ---------    ---------    ---------
      Net income, as adjusted ..............................   $    0.87    $    0.87    $    0.88    $    0.89    $    0.81
                                                               =========    =========    =========    =========    =========

   Diluted:
      Income before cumulative effect of change in
        accounting principle ...............................   $    0.86    $    0.78    $    0.78    $    0.79    $    0.80
      Add back - goodwill amortization net of income
        tax benefit ........................................        --           0.09         0.09         0.09         0.08
                                                               ---------    ---------    ---------    ---------    ---------
      Income before cumulative effect of change
        in accounting principle, as adjusted ...............        0.86         0.87         0.87         0.88         0.88
      Cumulative effect of change in accounting principle,
        adoption of FASB Statement No. 133 .................        --           --           --           --          (0.08)
                                                               ---------    ---------    ---------    ---------    ---------
      Net income, as adjusted ..............................   $    0.86    $    0.87    $    0.87    $    0.88    $    0.80
                                                               =========    =========    =========    =========    =========